ROCHDALE INVESTMENT TRUST

April 26, 2012

Supplement to Prospectus and Statement of Additional Information
dated April 13, 2012

Since 2005, Rochdale Investment Management, LLC (“Adviser”), which serves as the investment adviser for each of the several portfolios of Rochdale Investment Trust (“Trust”) and RIM Securities, LLC, which serves as the principal underwriter for the Rochdale Funds, have been wholly-owned subsidiaries of Acebes, D’Alessandro & Associates, LLC, (“Adviser’s Parent Company”).  On April 23, 2012, Rochdale and City National Bank (“City National”) announced an agreement pursuant to which City National will acquire 100% ownership of the Adviser’s Parent Company.  This transaction (the “Transaction”) is expected to be completed on or about June 30, 2012 (“Closing Date”).  Following the Transaction, the Adviser is expected to operate under the name “Rochdale Investment Management, LLC.”  It is also expected that RIM Securities will continue to serve as the Trust’s principal underwriter.

Although the Transaction will bring about a change in the ownership of the Adviser, the Transaction will not result in a material change in the identity of those investment professionals primarily responsible for day-to-day portfolio management of the Trust’s several portfolios or the nature or quality of the services provided to the Trust by the Adviser.  Additionally, the rate at which the advisory fee to which the Adviser is entitled for its services to each of the Trust’s several portfolios is computed will remain unchanged.

Under applicable provisions of the Investment Company Act, however, the change in ownership is deemed an “assignment” of the existing investment advisory agreements relating to the several portfolios of the Trust and to which the Adviser is a party.  Under these provisions, such an assignment will result in the automatic termination of these contracts (“Current Contracts”) at the time the change in ownership contemplated by the Transaction occurs.  Accordingly, to prevent potential disruption in the investment advisory services provided to the Trust under the terms of the Current Contracts, including certain subadvisory agreements relating to the Fixed Income Opportunity Portfolio, the Adviser asked the Trust’s Board of Trustees to consider and approve a new investment advisory agreement with the Adviser and new subadvisory agreements with each of the three subadvisers that serve the Fixed Income Opportunities Portfolio and to submit such agreements (“Proposed Advisory Agreements”) to the Trust’s shareholders for their approval.  The terms of the Proposed Agreements are, in all material respects, the same as the Current Contracts.  The Board of Trustees has reviewed the Transaction and unanimously approved the Proposed Advisory Agreements and recommends their approval by the shareholders of the Trust’s several portfolios.  A proxy statement soliciting shareholder approval of the Proposed Advisory Agreements is expected to be circulated shortly.

City National Bank is a wholly-owned subsidiary of Los Angeles-based City National Corporation (NYSE: CYN).  It offers a full complement of banking, trust and investment services through 79 offices, including 16 full-service regional centers in Southern California, the San Francisco Bay Area, Nevada, New York City, Nashville, Tennessee, and Atlanta Georgia.

Please retain this Supplement with the Prospectus and Statement of Additional Information.